                                                                   EXHIBIT 5.1




                                MCN CORPORATION
                            (A MICHIGAN CORPORATION)

                               MCN FINANCING III
                          (A DELAWARE BUSINESS TRUST)

                          2,300,000 FELINE PRIDES(SM)

                    (STATED AMOUNT OF $50 PER FELINE PRIDES)

                               EACH CONSISTING OF

                     A PURCHASE CONTRACT OF MCN CORPORATION
              REQUIRING THE PURCHASE ON MAY 16, 2000 (OR EARLIER)
            OF A NUMBER OF SHARES OF COMMON STOCK OF MCN CORPORATION
                          EQUAL TO THE SETTLEMENT RATE

                                      AND

                 A 7 1/4% TRUST ORIGINATED PREFERRED SECURITIES
                              OF MCN FINANCING III


                             UNDERWRITING AGREEMENT


                                                                  March 19, 1997


MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
DONALDSON, LUFKIN & JENRETTE
      SECURITIES CORPORATION
SALOMON BROTHERS INC
SMITH BARNEY INC.
LADENBURG THALMANN & CO. INC.
  As the Representatives of the several Underwriters
c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Merrill Lynch World Headquarters
World Financial Center
North Tower
New York, New York  10281

Ladies and Gentlemen:

         MCN Corporation, a Michigan corporation, doing business as MCN Energy Group Inc. (the "Company") and MCN Financing III, a

---------------------------
          (SM)"FELINE PRIDES", "Income PRIDES", "Trust Originated Preferred Securities" and "TOPrS" are service marks of Merrill Lynch & Co. Inc.

Delaware statutory business trust (the "Trust" and, together with the Company, the "Offerors") confirm their agreement with the several underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Donaldson, Lufkin & Jenrette Securities Corporation, Salomon Brothers Inc, Smith Barney Inc. and Ladenburg Thalmann & Co. Inc., as representatives (in such capacity, collectively, the "Representatives"), with respect to the sale to the Underwriters of FELINE PRIDES(SM), each of which will initially consist of a unit (referred to as Income PRIDES(SM)) with a Stated Amount of $50 comprised of (a) a stock purchase contract (the "Purchase Contract") under which (i) the holder will purchase from the Company on May 16, 2000, a number of shares of common stock, par value $.01 per share, of the Company (the "Common Stock") equal to the Settlement Rate as set forth in the Purchase Contract Agreement (defined below) and (ii) the Company will pay to the holder contract adjustment payments, and
(b) beneficial ownership of a 7 1/4% Trust Originated Preferred Security(SM) (the "Preferred Security") of the Trust, having a liquidation amount of $50 (the "Initial Securities"). The Company and the Trust also propose to grant to the Underwriters an option to purchase up to 345,000 additional Income PRIDES (the "Option Securities" and together with the Initial Securities, the "Securities") as described in Section 2(b) hereof. In accordance with the terms of the Purchase Contract Agreement, dated as of March 25, 1997, between the Company and The First National Bank of Chicago, as Purchase Contract Agent (the "Purchase Contract Agent"), the Preferred Securities constituting a part of the Securities will be pledged by the Purchase Contract Agent, on behalf of the holders of the Securities, to The Chase Manhattan Bank, as Collateral Agent, pursuant to the Pledge Agreement, dated as of March 25, 1997 (the "Pledge Agreement"), among the Company, the Purchase Contract Agent and the Collateral Agent, to secure the holders' obligation to purchase Common Stock under the Purchase Contracts. The rights and obligations of a holder of Securities in respect of Preferred Securities, subject to the pledge thereof, and Purchase Contracts will be evidenced by Security Certificates (the "Security Certificates") to be issued pursuant to the Purchase Contract Agreement.

         The Preferred Securities will by guaranteed by the Company with respect to distributions and payments upon liquidation, redemption and otherwise (the "Preferred Securities Guarantee") pursuant to the Preferred Securities Guarantee Agreement, dated as of March 19, 1997 (the "Preferred Securities Guarantee Agreement"), executed and delivered by the Company and Wilmington Trust Company, as trustee (the "Guarantee Trustee"), for the benefit for the holders from time to time of the Preferred Securities, and certain back-up undertakings of the Company. The entire proceeds from the sale of the Preferred Securities will be combined with the entire proceeds from the sale by the Trust to


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the Company of its common securities (the "Common Securities" and, together with the Preferred Securities, the "Trust Securities") guaranteed by the Company with respect to distributions and payments upon liquidation and redemption (the "Common Securities Guarantee" and, together with the Preferred Securities Guarantee, the "Guarantees") pursuant to the Common Securities Guarantee Agreement, dated as of March 25, 1997 (the "Common Securities Guarantee Agreement" and, together with the Preferred Securities Guarantee Agreement, the "Guarantee Agreements"), executed and delivered by the Company for the benefit of the holders from time to time of the Common Securities, and certain backup undertakings of the Company, and will be used by the Trust to purchase the 7 1/4% Junior Subordinated Debentures due May 16, 2002 (the "Junior Subordinated Debentures") of the Company. The Preferred Securities and the Common Securities will be issued pursuant to the amended and restated declaration of trust of the Trust, dated as of March 19, 1997 (the "Declaration"), among the Company, as Sponsor, Sebastian Coppola and Daniel L. Schiffer (the "Regular Trustees"), Wilmington Trust Company, as institutional trustee (the "Institutional Trustee") and Wilmington Trust Company (the "Delaware Trustee" and, together with the Institutional Trustee and the Regular Trustees, the "Trustees"), and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Junior Subordinated Debentures will be issued pursuant to the Subordinated Debt Securities Indenture, dated as of September 1, 1994 (the "Base Indenture"), between the Company and NBD Bank, as Trustee (the "Debt Trustee"), as supplemented by the First Supplemental Indenture, dated April 17, 1996, the Second Supplemental Indenture, dated July 24, 1996 and the Third Supplemental Indenture, dated March 19, 1997 (the Base Indenture, as supplemented and amended, being referred to as the "Indenture"). Capitalized terms used herein without definition shall be used as defined in the Prospectus.

         Prior to the purchase and public offering of the Securities by the several Underwriters, the Offerors and the Representatives, acting on behalf of the several Underwriters, shall enter into an agreement substantially in the form of Exhibit A hereto (the "Pricing Agreement"). The Pricing Agreement may take the form of an exchange of any standard form of written communication between the Offerors and the Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Securities will be governed by this Agreement, as supplemented by the Pricing Agreement. From and after the date of the execution and delivery of the Pricing Agreement, this Agreement shall be deemed to incorporate the Pricing Agreement.

         The Company, and the Trust, MCN Financing II and MCN Financing IV (collectively, the "MCN Trusts") have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-21175) and pre-





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effective amendment no. 1 thereto covering the registration of securities of the Company and the MCN Trusts, including the Securities and the Purchase Contracts and Preferred Securities included in and shares of Common Stock underlying, the Securities, under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses, and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and the Company has filed such post-effective amendments thereto as may be required prior to the execution of the Pricing Agreement. Such registration statement, as so amended, has been declared effective by the Commission. Such registration statement, as so amended, including the exhibits and schedules thereto, if any, and the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) of the 1933 Act Regulations (the "Rule 430A Information") or Rule 434(d) of the 1933 Act Regulations (the "Rule 434 Information"), is referred to herein as the "Registration Statement"; and the final prospectus and the prospectus supplement relating to the offering of the Securities, in the form first furnished to the Underwriters by the Company for use in connection with the offering of the Securities, are collectively referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to the execution of the applicable Pricing Agreement; provided, further, that if the Offerors file a registration statement with the Commission pursuant to Section 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then after such filing, all references to "Registration Statement" shall be deemed to include the Rule 462(b) Registration Statement; and provided, further, that if the Offerors elect to rely upon Rule 434 of the 1933 Act Regulations, then all references to "Prospectus" shall be deemed to include the final or preliminary prospectus and the applicable term sheet or abbreviated term sheet (the "Term Sheet"), as the case may be, in the form first furnished to the Underwriters by the Company in reliance upon Rule 434 of the 1933 Act Regulations, and all references in this Underwriting Agreement to the date of the Prospectus shall mean the date of the Term Sheet. A "preliminary prospectus" shall be deemed to refer to any prospectus used before the registration statement became effective and any prospectus that omitted, as applicable, the Rule 430A Information, the Rule 434 Information or other information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations, that was used after such effectiveness and prior to the execution and delivery of the applicable Pricing Agreement. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the





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electronically transmitted copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

         The Offerors understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after the Pricing Agreement has been executed and delivered and the Declaration, the Indenture and the Preferred Securities Guarantee Agreement have been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act").

         SECTION 1.  Representations and Warranties.

         (a) The Offerors represent and warrant to each Underwriter as of the date hereof and as of the date of the Pricing Agreement (such later date being hereinafter referred to as the "Representation Date") that:

                 (i) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Offerors, threatened by the Commission.

                 (ii) The Company and the MCN Trusts meet, and at the respective times of the commencement and consummation of the offering of the Securities will meet, the requirements for the use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act. At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto (including the filing of the Company's most recent Annual Report on Form 10-K with the Commission) became effective and at each Representation Date, the Registration Statement, any Rule 462 Registration Statement and any amendments or supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and





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regulations of the Commission under the 1939 Act (the "1939 Act Regulations")
and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date of the Prospectus and at the Closing Time (as defined herein), the Prospectus and any amendments and supplements thereto did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Offerors elect to rely upon Rule 434 of the 1933 Act Regulations, the Offerors will comply with the requirements of Rule 434. Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to (A) statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Offerors in writing by any Underwriter through Merrill Lynch expressly for use in the Registration Statement or the Prospectus or (B) the part of the Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the 1939 Act.

                 Each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied as so filed in all material respects with the 1933 Act Regulations and, if applicable, each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of the Securities will, at the time of such delivery, be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                 (iii) The documents incorporated or deemed to be incorporated by reference in the Registration Statement or the Prospectus, at the time they were or hereafter are filed or last amended, as the case may be, with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act, and the rules and regulations of Commission thereunder (the "1934 Act Regulations"), and at the time of filing or as of the time of any subsequent amendment, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were or are made, not misleading; and any additional documents deemed to be incorporated by reference in the Registration Statement or the Prospectus will, if and when such documents are filed with the Commission, or when amended, as appropriate, comply in all material respects to the requirements of the 1934 Act and the 1934 Act Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and





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warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Offerors by an Underwriter through Merrill Lynch expressly for use in the Registration Statement or the Prospectus.

                 (iv) The accountants who certified the financial statements and supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                 (v) The financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries as at the dates indicated and the results of their operations for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included or incorporated by reference in the Registration Statement and the Prospectus present fairly in accordance with GAAP the information required to be stated therein. The ratio of earnings to fixed charges included in the Prospectus has been calculated in compliance with Item 503(d) of Regulation S-K of the Commission. The selected financial information and the summary financial data included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and the Prospectus.

                 (vi) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as otherwise stated therein, (A) there has been no material adverse change and no development which could reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise (a "Material Adverse Effect"), whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those arising in the ordinary course of business, which are material with respect to the Company and its subsidiaries, considered as one enterprise, (C) except for regular dividends on the Common Stock in amounts per share that are consistent with past practice or the applicable charter document or supplement thereto, respectively, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.





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                 (vii)  The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Michigan, with corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Prospectus and to enter into and perform its obligations under, or as contemplated under, this Agreement, the Pricing Agreement, the Purchase Contract Agreement, the Pledge Agreement and the Guarantee Agreements. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect.

                 (viii) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Prospectus, and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect. Except as otherwise stated in the Registration Statement and the Prospectus, all of the issued and outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and all such shares are owned by the Company, directly or through its subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock of the subsidiaries was issued in violation of preemptive or other similar rights arising by operation of law, under the charter or by-laws of any subsidiary or under any agreement to which the Company or any subsidiary is a party, or otherwise.

                 (ix) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus; since the date indicated in the Prospectus there has been no change in the consolidated capitalization of the Company and its subsidiaries (other than changes in outstanding Common Stock resulting from employee benefit plan or dividend reinvestment and stock purchase plan transactions); and all of the issued and outstanding capital stock of the Company has been duly authorized and validly issued, is fully paid and non-assessable and conforms to the descriptions thereof contained in the Prospectus.

                 (x) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act (the "Delaware Act") with the power and





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authority to own property and to conduct its business as described in the
Registration Statement and Prospectus and to enter into and perform its obligations under this Agreement, the Pricing Agreement, the Preferred Securities, the Common Securities and the Declaration; the Trust is duly qualified to transact business as a foreign company and is in good standing in each jurisdiction in which such qualification is necessary, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect on the Trust; the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus; the Trust is and will, under current law, be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation.

                 (xi) The Purchase Contract Agreement has been duly authorized by the Company and, at the Closing Time, when validly executed and delivered by the Company and assuming due authorization, execution and delivery of the Purchase Contract Agreement by the Purchase Contract Agent, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) (the "Bankruptcy Exceptions"), and will conform in all material respects to the description thereof contained in the Prospectus.

                 (xii) The Pledge Agreement has been duly authorized by the Company and, at the Closing Time, when validly executed and delivered by the Company and assuming due authorization, execution and delivery of the Pledge Agreement by the Collateral Agent and the Purchase Contract Agent, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, and will conform in all material respects to the description thereof contained in the Prospectus.

                 (xiii) The Common Securities have been duly authorized by the Declaration and, when issued and delivered by the Trust to the Company against payment therefor as described in the Registration Statement and Prospectus, will be validly issued and will represent undivided beneficial interests in the assets of the Trust and will conform in all material respects to the description thereof contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at the Closing Time all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.





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                 (xiv)  The Declaration has been duly authorized by the Company and, at the Closing Time, will have been duly executed and delivered by the Company and the Trustees, and assuming due authorization, execution and delivery of the Declaration by the Institutional Trustee and the Delaware Trustee, the Declaration will, at the Closing Time, be a legal, valid and binding obligation of the Company and the Regular Trustees, enforceable against the Company and the Regular Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy
Exceptions, and will conform in all material respects to the description thereof contained in the Prospectus.

                 (xv) Each of the Guarantee Agreements has been duly authorized by the Company and, when validly executed and delivered by the Company, and, in the case of the Preferred Securities Guarantee Agreement, assuming due authorization, execution and delivery of the Preferred Securities Guarantee by the Guarantee Trustee, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, and each of the Guarantees and the Guarantee Agreements will conform in all material respects to the description thereof contained in the Prospectus.

                 (xvi) The Securities have been duly authorized for issuance and sale to the Underwriters and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and non-assessable and will conform in all material respects to the description thereof contained in the Prospectus; the issuance of the Securities is not subject to preemptive or other similar rights.

                 (xvii) The shares of Common Stock to be issued and sold by the Company pursuant to the Purchase Contract Agreement (the "Shares") and the preferred share purchase rights (the "Rights") to be issued with the Shares have been duly and validly authorized and reserved for issuance; such Shares, when issued and delivered in accordance with the provisions of the Purchase Contract Agreement and the Pledge Agreement, will be duly authorized, validly issued and fully paid and non-assessable and will conform in all material respects to the description thereof contained in the Prospectus; upon issuance of the Shares, the Rights will be duly authorized and validly paid and will conform in all material respects to the description thereof contained in the Prospectus; and the issuance of such Shares will not be subject to preemptive or other similar rights.

                 (xviii) The Indenture has been duly authorized and qualified under the 1939 Act and, at the Closing Time, will have been duly executed and delivered and will constitute a legal, valid and binding agreement of the Company, enforceable against





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the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; the Indenture will conform in all material respects to the description thereof contained in the Prospectus.

                 (xix) The Junior Subordinated Debentures have been duly authorized by the Company and, at the Closing Time, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Prospectus, will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, and will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform in all material respects to the description thereof contained in the Prospectus.

                 (xx) Each of the Regular Trustees of the Trust is an employee of the Company and has been duly authorized by the Company to execute and deliver the Declaration.

                 (xxi) Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, note, lease, loan or credit agreement or any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, or in violation of any applicable law, rule or regulation or any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets, which violation or default would, singly or in the aggregate, have a Material Adverse Effect.

                 (xxii) The Trust is not in violation of the Declaration or its certificate of trust filed with the State of Delaware on February 3, 1997 (the "Certificate of Trust"); none of the entry into the Purchase Contracts underlying the Securities by the Company, the offer of the Securities as contemplated herein and in the Prospectus, the issue of the Shares and Rights and the sale of the Shares by the Company pursuant to the Purchase Contracts; the execution, delivery and performance of this Agreement, the Pricing Agreement, the Purchase Contracts, the Purchase Contract Agreement, the Pledge Agreement, the Declaration, the Preferred Securities, the Common Securities, the Indenture, the Junior Subordinated Debentures, the Guarantee Agreements and the Guarantees, and the consummation of the transactions contemplated herein and therein and compliance by the Offerors with its obligations hereunder and





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

thereunder, did or will result in a breach of any of the terms or provisions of, or constitute a default under or require the consent of any party under the Certificate of Trust of the Trust or the Articles of Incorporation or by-laws of the Company and its subsidiaries, any contract, indenture, mortgage, note, lease, agreement or other instrument to which either the Trust, the Company or any of its subsidiaries is a party or by which any of them may be bound, any applicable law, rule or regulation or any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Trust, the Company or any of its subsidiaries or any of their respective property or assets, or did or will result in the creation or imposition of any lien on the properties or assets of the Trust, the Company or any of its subsidiaries.

                 (xxiii) No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors which might be expected to result in a Material Adverse Effect.

                 (xxiv) There is no action, suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, now pending or to the knowledge of the Company threatened against or affecting the Trust, the Company or any of its subsidiaries which is required to be disclosed in the Registration Statement and the Prospectus (other than as stated therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might be reasonably expected to materially and adversely affect the assets, properties or operations thereof or the consummation of this Agreement, the Pricing Agreement, the Purchase Contracts, the Purchase Contract Agreement, the Pledge Agreement, the Guarantee Agreements, the Indenture or the transactions contemplated herein or therein. The aggregate of all pending legal or governmental proceedings to which the Trust, the Company or any subsidiary thereof is a party or of which any of their respective properties or operations is the subject which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

                 (xxv) The Company and its subsidiaries have good and marketable title to all material real and personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement or the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any material real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries; the pipeline, distribution main and underground gas storage easements enjoyed by the Company or its subsidiaries are valid, subsisting and enforceable easements with such exceptions as are not material and do not materially interfere with the conduct of the business of the Company and its subsidiaries; the Company and its subsidiaries possess all licenses, franchises, permits, certificates, authorizations, approvals, consents and orders of all governmental authorities or agencies which are necessary for the ownership or lease of the material properties owned or leased by each of them and for the operation of the business now operated by each of them with such exceptions which, singly or in the aggregate, are not material and do not materially interfere with the conduct of the business of the Company and its subsidiaries, considered as one enterprise; all such licenses, franchises, permits, certificates, orders, authorizations, approvals and consents are in full force and effect and contain no unduly burdensome provisions that would interfere with the conduct of the business of the Company and its subsidiaries, considered as one enterprise and, except as otherwise set forth in the Registration Statement or the Prospectus, there are no legal or governmental proceedings pending or threatened that would result in a material modification, suspension or revocation thereof.

                 (xxvi) No authorization, approval, consent, order, registration or qualification of or with any court or governmental authority or agency is required for the entry into the Purchase Contracts underlying the Securities, in connection with the issuance and sale of the Common Securities, the offering of the Securities and the issuance and sale of the Shares by the Company pursuant to such Purchase Contracts, except such as have been obtained and made under the federal securities laws and such as may be required under state or foreign securities or Blue Sky laws.

                 (xxvii) This Agreement and the Pricing Agreement have been duly authorized, executed and delivered by each of the Offerors.

                 (xxviii) None of the Trust or the Company or any of its subsidiaries is an "investment company" or under the "control" of an "investment company" as such terms are defined under the Investment Company Act of 1940, as amended (the "1940 Act").

                 (xxix) The Company is presently exempt from the provisions of the Public Utility Holding Company Act of 1935 (except Section 9 thereof) which would otherwise require it to register thereunder.

                 (xxx) None of the Company, its subsidiaries or any of their respective directors, officers or controlling persons, has taken, directly or indirectly, any action resulting in a violation of Regulation M under the 1934 Act, or designed to cause or result in, or that has constituted or that reasonably might be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or the Common Stock.

                 (xxxi) No "forward looking statement" (as defined in Rule 175 under the 1933 Act) contained in the Registration Statement, any preliminary prospectus or the Prospectus was made or reaffirmed without a reasonable basis or was disclosed other than in good faith.

                 (b) Any certificate signed by any officer of the Company or a Trustee of the Trust and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company or the Trust, as the case may be, to each Underwriter as to the matters covered thereby.

         SECTION 2.  Sale and Delivery to Underwriters; Closing.

         (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Offerors agree to sell to each Underwriter, and each Underwriter severally and not jointly, agrees to purchase from the Offerors, at the price per security set forth in the Pricing Agreement, the number of Initial Securities set forth in Schedule A hereto opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

                 (1) If the Offerors have elected not to rely upon Rule 430A of the 1933 Act Regulations, the initial public offering price per Security and the purchase price per Security to be paid by the several Underwriters for the Securities have each been determined and set forth in the Pricing Agreement, dated the date hereof, and any necessary amendments to the Registration Statement and the Prospectus will be filed before the Registration Statement becomes effective.

                 (2) If the Offerors have elected to rely upon Rule 430A of the 1933 Act Regulations, the purchase price per Security to be paid by the several Underwriters shall be an amount equal to the initial public offering price per Security, less an amount per Security to be determined by agreement between the Underwriters and the Offerors. The initial public offering price per Security shall be a fixed price to be determined by agreement between the Underwriters and the Offerors. The initial public offering price and the purchase price, when so determined, shall be set forth in the Pricing Agreement. In the event that such prices have not been agreed upon and the Pricing Agreement has not been executed and delivered by all parties thereto by the close of business on the fourth business day following the date of this Agreement, this Agreement shall terminate forthwith, without liability of any party to any other party, unless otherwise agreed to by the Offerors and the Underwriters.

         (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Offerors hereby grant to the Underwriters, severally and not jointly, the right to purchase at their election up to 345,000 Option Securities at the price per share set forth in the Pricing Agreement. The option hereby granted will expire automatically at the close of business on the 30th calendar day after (i) the later of the date the Registration Statement and any Rule 462(b) Registration Statement becomes effective, if the Offerors have elected not to rely upon Rule 430A under the 1933 Act Regulations, or (ii) the Representation Date, if the Offerors have elected to rely upon Rule 430A under the 1933 Act Regulations, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Underwriters to the Offerors setting forth the aggregate number of additional Optional Securities to be purchased and the time and date of delivery for the related Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Underwriters but shall not be later than seven full business days after the exercise of such option, nor in any event before the Closing Time, unless otherwise agreed upon by the Underwriters and the Offerors. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase from the Company the same percentage of the total number of Option Securities as such Underwriter is purchasing of the Initial Securities as set forth in Schedule A hereto (subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any fractional Option Securities).

         (c) The Preferred Securities underlying the Securities will be pledged with the Collateral Agent to secure the holders' obligations to purchase Common Stock under the Purchase Contracts. Such pledge shall be effected by the transfer to the Collateral Agent of the Preferred Securities to be pledged at the Closing Time and appropriate Date of Delivery, if any, in accordance with the Pledge Agreement.

         (d) Delivery of certificates for the Initial Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the first business day prior to the Closing Time) shall be made at the offices of the Underwriters in New York, against the delivery to the Collateral Agent of the Preferred Securities relating to such Securities by such Underwriters or on their behalf, and payment of the purchase price for such Securities shall be made at the offices of LeBoeuf, Lamb, Greene & MacRae, L.L.P, 125 West 55th Street, New York, New York 10019 or at such other place as shall be agreed upon by the Underwriters and the Offerors, at 10:00 a.m. (New York time) on the third business day after the date the Registration Statement becomes effective (or, if the Offerors have elected to rely upon Rule 430A, the third full business day after execution of the Pricing Agreement (or, if pricing of the Securities occurs after 4:30 p.m., Eastern time, on the fourth full business day thereafter)), or such other time not later than ten business days after such date as shall be agreed upon by the Underwriters and the Offerors (such time and date of payment and delivery being referred to herein as the "Closing Time"). Payment for the Securities purchased by the Underwriters shall be made by wire transfer of immediately available funds, payable to the Company, against delivery to the respective accounts of the Underwriters of the Securities to be purchased by it. Delivery of, and payment for, the Securities shall be made through the facilities of the Depository Trust Company. In addition, if the Underwriters purchase any or all of the Option Securities, payment of the purchase price and delivery of certificates for such Option Securities shall be made at the offices of LeBoeuf, Lamb, Greene & MacRae, L.L.P. set forth above, or at such other place as shall be agreed upon by the Underwriters and the Offerors, on each Date of Delivery as specified in the relevant notice from the Underwriters to the Offerors.

                 Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Underwriters may request in writing at least two full business days before the Closing Time or any Date of Delivery, as the case may be. Merrill Lynch, individually and not as representative of the Underwriters, may (but not shall be obligated to) make payment of the purchase price for the Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time, or the Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination by the Underwriters no later than 10:00 a.m. (New York City time) on the last business day prior to the Closing Time or the Date of Delivery, as the case may be.

         (e) If settlement for the Option Securities occurs after the Closing Time, the Offerors will deliver to the Underwriters on the relevant Date of Delivery, and the obligations of the Underwriters to purchase the Option Securities shall be conditioned upon the receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered at the Closing Time pursuant to Section 5(k) hereof.

         SECTION 3. Covenants of the Offerors. The Offerors agree with each Underwriter as follows:

         (a) Promptly following the execution of this Agreement, the Offerors will cause the Prospectus, including as a part thereof a prospectus supplement relating to the Securities to be filed with the Commission pursuant to Rule 424 of the 1933 Act Regulations and the Offerors will promptly advise the Underwriters when such filing has been made. Prior to the filing, the Offerors will cooperate with the Underwriters in the preparation of such prospectus supplement to assure that the Underwriters have no reasonable objection to the form or content thereof when filed or mailed.

         (b) The Offerors will comply with the requirements of Rule 430A of the 1933 Act Regulations and/or Rule 434 of the 1933 Act Regulations if and as applicable, and will notify the Underwriters immediately, and confirm the notice in writing, (i) of the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Prospectus, (ii) the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information,
(iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose and (v) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or the exemption from qualification of the Securities or the Shares under state securities or Blue Sky laws or the initiation or threatening of any proceeding for such purpose. The Offerors will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

         (c) The Offerors will give the Underwriters notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment and any filing under Rule 462(b) of the 1933 Act Regulations) any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise; will furnish the Underwriters with copies of any such Rule 462(b) Registration Statement, Term Sheet, amendment, supplement or revision a reasonable amount of time prior to such proposed filing or use, as the case may be; and will not file any such Rule 462(b) Registration Statement,

Term Sheet, amendment, supplement or revision to which the Underwriters or counsel for the Underwriters shall object.

         (d) The Company will deliver to Merrill Lynch and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to Merrill Lynch, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. If applicable, the copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (e) The Company will deliver to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. If applicable, the Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (f) The Offerors will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Registration Statement and the Prospectus. If at any time when the Prospectus is required by the 1933 Act or the 1934 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Offerors, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Offerors will promptly prepare and file with the Commission, subject to Section 3(c), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Offerors will furnish to the Underwriters, without charge, such number of copies of such amendment or supplement as the Underwriters may reasonably request.

         (g) The Offerors will use their best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as Merrill Lynch may designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Offerors will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as may be required in connection with distribution of the Securities and the Shares.

         (h) The Company will make generally available to its securityholders as soon as practicable, but not later than 45 days (or 90 days, in the case of a period that is also the Company's fiscal year) after the close of the period covered thereby, an earnings statement of the Company and its subsidiaries (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

         (i) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds".

         (j) If, at the time that the Registration Statement became (or in the case of a post-effective amendment becomes) effective, any information shall have been omitted therefrom in reliance upon Rule 430A or Rule 434 of the 1933 Act Regulations, then immediately following the execution of the Pricing Agreement, the Offerors will prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A or Rule 434 and Rule 424(b) of the 1933 Act Regulations, copies of an amended Prospectus, or Term Sheet, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including an amended Prospectus), containing all information so omitted.

         (k) If the Offerors elect to rely upon Rule 462(b), the Offerors shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 of the 1933 Act Regulations by the earlier of (i) 10:00 p.m. Eastern time on the date of the Pricing Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

         (l) The Offerors, during the period when the Prospectus is required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

         (m) The Offerors will use their best efforts to effect the listing of the Income PRIDES and the Shares on the New York Stock Exchange and to cause the Securities to be registered under the 1934 Act.

         (n) During a period of 90 days from the date of the Pricing Agreement, neither the Trust nor the Company will, without the prior written consent of Merrill Lynch, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, or enter into any agreement to sell, any Securities, Purchase Contracts, Preferred Securities or Common Stock or any security convertible into or exchangeable or exercisable for Securities, Purchase Contracts, Preferred Securities, Common Stock or the Junior Subordinated Debentures, or any equity securities substantially similar to the Securities, Preferred Securities, Purchase Contracts or Common Stock or any debt securities substantially similar to the Junior Subordinated Debentures; provided, however, that such restriction shall not affect the ability of the Offerors to take any such action (i) in connection with any employee benefit, dividend reinvestment or stock purchase plan of the Company or its subsidiaries or (ii) in connection with the offering of the Securities, including the Preferred Securities, and the Junior Subordinated Debentures issued pursuant to this Agreement.

         (o) During a period of three years from the Closing Time, to make generally available to the Underwriters copies of all reports and other communications (financial or other) mailed to stockholders, and to deliver to the Underwriters promptly after they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and shall furnish such additional information concerning the business and financial condition of the Company as the Underwriters may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission).

         (p) The Company will reserve and keep available at all times, free of preemptive or other similar rights and liens and adverse claims, sufficient shares of Common Stock to satisfy any obligations to issue Shares upon settlement of the Purchase Contracts and shall take all actions necessary to keep effective the Registration Statement with respect to the Shares.

         (q) None of the Company, its subsidiaries or any of their respective directors, officers or controlling persons, will take, directly or indirectly, any action resulting in a violation of Regulation M under the 1934 Act, or designed to cause or result in, or that reasonably might be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or the Common Stock.

         SECTION 4. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, the Pricing Agreement, the Purchase Contracts, the Purchase Contract Agreement and the Pledge Agreement, including, without limitation, expenses related to the following, if incurred: (i) the preparation, delivery, printing and filing of the Registration Statement and Prospectus as originally filed (including financial statements and exhibits) and of each amendment thereto; (ii) the printing and delivery to the Underwriters of this Agreement, the Pricing Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Securities; (iii) the preparation, issuance and delivery of the certificates for the Securities and the Shares; (iv) the fees and disbursements of the Company's counsel, accountants and other advisors or agents (including the transfer agents and registrars), as well as fees and disbursements of the Trustees, the Purchase Contract Agent, the Collateral Agent and any Depositary, and their respective counsel (except as provided for in the Prospectus); (v) the qualification of the Securities and the Shares under securities laws in accordance with the provisions of Section 3(g), including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any Legal Investment Survey; (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of each preliminary prospectus, any Term Sheet and of the Prospectus and any amendments or supplements thereto; (vii) the printing and delivery to the Underwriters of copies of the Blue Sky Survey and any Legal Investment Survey; (viii) any fees payable in connection with the rating of the Securities by nationally recognized statistical rating organizations; (ix) the filing fees incident to, and the fees and disbursements of counsel to the Underwriters in connection with, the review, if any, by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Securities; (x) any fees payable to the Commission; and (xi) the fees and expenses incurred in connection with the listing of the Income PRIDES and the Shares on the New York Stock Exchange.

                 If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel for the Underwriters.

         SECTION 5. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Securities pursuant to this Agreement are subject to the accuracy of the representations and warranties of the Offerors herein contained or in certificates of any officer of the Company or any subsidiary or the trustees of the Trust delivered pursuant to the provisions hereof, to the performance by the Offerors of their obligations hereunder, and to the following further conditions:

         (a) The Registration Statement, including any Rule 462(b) Registration Statement, shall have become effective under the 1933 Act not later than 5:30 p.m., New York City time, on the date hereof, and on the date hereof and at the Closing Time and any Date of Delivery, no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel to the Underwriters. A prospectus containing information relating to the description of the Securities, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b)(1), (2), (3), (4) or (5), as applicable (or any required post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A), or, if the Company has elected to rely upon Rule 434 of the 1933 Act Regulations, a Term Sheet including the Rule 434 Information shall have been filed with the Commission in accordance with Rule 424(b)(7).

         (b)  At the Closing Time the Underwriters shall have received:

                 (1) The favorable opinion, dated as of the Closing Time, of Daniel L. Schiffer, Esq., Senior Vice President, General Counsel and Secretary of the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Michigan.

                              (ii)   The Company has corporate power and
         authority to own, lease and operate its properties and to conduct its business as described in the Prospectus.

                             (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required.

                              (iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus (except for subsequent issuances, if any, pursuant to employee benefit plan or dividend reinvestment and stock purchase plan transactions), and the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

                               (v) The Rights to be issued with the Shares have been duly authorized and, upon issuance of such Shares, will be validly issued and conform in all material respects to the description thereof in the Prospectus.

                              (vi) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Prospectus, and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect; all of the issued and outstanding capital stock of each such subsidiary of the Company has been duly authorized and validly issued, is fully paid and non-assessable and all such shares are owned by the Company, directly or through its subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                             (vii) The Trust is not required to be qualified and in good standing as a foreign company in Michigan, except to the extent that the failure to so qualify or be in good standing would not have a Material Adverse Effect on the Trust; and the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus.

                            (viii) The Declaration has been duly authorized, executed and delivered by the Company and the Trustees and is a legal, valid and binding obligation of the Company, enforceable against the Company and each of the Regular

         Trustees in accordance with its terms, except as enforcement thereof may be limited by the Bankruptcy Exceptions; and the Declaration has been duly qualified under the 1939 Act.

                              (ix)   All legally required proceedings in
         connection with the authorization, issuance and validity of the Securities and the sale of the Securities in accordance with this Agreement (other than the filing of post-issuance reports, the non-filing of which would not render the Securities invalid) have been taken and all legally required orders, consents or other authorizations or approvals of any other public boards or bodies in connection with the authorization, issuance and validity of the Securities and the sale of the Securities in accordance with this Agreement (other than in connection with or in compliance with the provisions of the securities or Blue Sky laws of any jurisdictions, as to which no opinion need be expressed) have been obtained and are in full force and effect.

                               (x) The Registration Statement is effective under the 1933 Act and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act, and no proceedings therefor have been initiated or threatened by the Commission.

                              (xi)   The Registration Statement as of its
         effective date and the Prospectus and each amendment or supplement thereto as of its issue date (in each case, other than the financial statements and the notes thereto, the financial schedules, and any other financial data included or incorporated by reference therein, as to which such counsel need express no belief), complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations; and the Declaration, the Indenture, the Preferred Securities Guarantee Agreement and the Statements of Eligibility on Forms T-1 with respect to each of the Institutional Trustee, the Debt Trustee, and the Guarantee Trustee filed with the Commission as part of the Registration Statement complied as to form in all respects with the requirements of the 1939 Act and the 1939 Act Regulations.

                             (xii) Each of the documents incorporated by reference in the Registration Statement or the Prospectus at the time they were filed or last amended (other than the financial statements and the notes thereto, the financial schedules, and any other financial data included or incorporated by reference therein, as to which such counsel need express no belief), complied as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations, as applicable; and such counsel has no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the 1933 Act, an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of other documents which were filed under the 1934 Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein not misleading.

                            (xiii) MCN and each of the MCN Trusts meet the registrant requirements for use of Form S-3 under the 1933 Act Regulations.

                             (xiv) The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in the Pricing Agreement, will be validly issued and fully paid and non-assessable; the Common Stock and the Securities are each registered under the 1934 Act, and the Income PRIDES issuable at the Closing Time and the Shares issuable by the Company pursuant to the Purchase Contracts have been authorized for listing on the New York Stock Exchange, upon official notice of issuance.

                              (xv)   The Shares subject to the Purchase
         Contract Agreement have been duly and validly authorized and reserved for issuance and, when issued and delivered by the Company in accordance with the provisions of the Purchase Contract Agreement, the Purchase Contracts and the Pledge Agreement, will be fully paid and non-assessable; the issuance of such Shares will not be subject to preemptive or other similar rights arising by law or, to the best of such counsel's knowledge, otherwise.

                             (xvi) The issuance of the Securities is not subject to preemptive or other similar rights arising by law or, to the best of such counsel's knowledge, otherwise.

                            (xvii) All of the issued and outstanding Common Securities of the Trust are directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

                           (xviii)   This Agreement and the Pricing Agreement
         have been duly authorized, executed and delivered by each of the Company and the Trust.

                             (xix) The Purchase Contract Agreement has been duly authorized by the Company and, assuming due authorization, execution and delivery of the Purchase

         Contract Agreement by the Purchase Contract Agent, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

                              (xx)   The Pledge Agreement has been duly
         authorized by the Company and, assuming due authorization, execution and delivery of the Pledge Agreement by the Collateral Agent and the Purchase Contract Agent, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

                             (xxi) Each of the Guarantee Agreements has been duly authorized, executed and delivered by the Company; the Preferred Securities Guarantee Agreement, assuming it is duly authorized, executed, and delivered by the Guarantee Trustee, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by Bankruptcy Exceptions; and the Preferred Securities Guarantee Agreement and the Declaration have been duly qualified under the 1939 Act.

                            (xxii) The Indenture has been duly executed and delivered by the Company and, assuming due authorization, execution, and delivery thereof by the Debt Trustee, is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; and the Indenture has been duly qualified under the 1939 Act.

                           (xxiii)   The Subordinated Debt Securities are in
         the form contemplated by the Indenture, have been duly authorized, executed and delivered by the Company and, when authenticated by the Debt Trustee in the manner provided for in the Indenture and delivered against payment therefor by the Trust, will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

                            (xxiv) The entry into the Purchase Contracts underlying the Securities; the issuance and sale of the Securities by the Offerors; the issuance and sale of the Shares by the Company pursuant to the Purchase Contracts; the execution, delivery and performance by the Company of this Agreement, the Pricing Agreement, the Purchase Contracts, the Purchase Contract Agreement, the Pledge

         Agreement, the Declaration, the Securities, the Common Securities, the Indenture, the Junior Subordinated Debentures, the Guarantee Agreements and the Guarantees; the consummation of the transactions contemplated herein and therein; and the compliance by each of the Offerors with their respective obligations hereunder and thereunder do not and will not conflict with, result in a breach of, or constitute a default under or require the consent of any party under the Certificate of Trust of the Trust or the Articles of Incorporation or by-laws of the Company or any of its subsidiaries, or any contract, indenture, mortgage, agreement, note, lease or other instrument to which the Trust, the Company or any of its subsidiaries is a party or by which any of them may be bound, or any applicable law, rule or regulation, or any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Trust, the Company or any of its subsidiaries or any of their respective properties or assets or did or will in the creation or imposition of any lien on the properties or assets of the Trust, the Company or any of its subsidiaries.

                             (xxv) All conditions precedent provided for in the Purchase Contract Agreement relating to the authentication and delivery of the Security Certificates have been complied with and the Company is duly entitled to the authentication and delivery of the Security Certificates in accordance with the terms of the Purchase Contract Agreement; the Security Certificates are in a form contemplated by the Purchase Contract Agreement and comply with all applicable statutory requirements and with the requirements of the New York Stock Exchange.

                            (xxvi) To the best of such counsel's knowledge, there are no actions, suits or proceedings before or by any court or governmental agency or body, domestic or foreign, pending or threatened which are required to be disclosed in the Registration Statement or the Prospectus, other than those disclosed therein, and all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or to which any of their property is subject which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material.

                           (xxvii)   The information in the Prospectus under
         the captions "MCN Energy Group Inc.," "MCN Financing III," "Use of Proceeds", "Capitalization," "Description of the FELINE PRIDES," "Description of the Purchase Contracts," "Certain Provisions of the Purchase Contract Agreement and the Pledge Agreement," "Description of the Trust Preferred Securities," "Description of the Guarantee," "Description of the Junior

         Subordinated Debentures," "Effects of Obligations Under the Junior Subordinated Debentures and the Guarantee," "The MCN Trusts," "Description of MCN Debt Securities," "Particular Terms of the Subordinated Debt Securities," "Description of MCN Capital Stock," "Description of MCN Trust Preferred Securities," "Description of the Preferred Securities Guarantees," "Effects of Obligations Under the Subordinated Debt Securities and the Guarantee" and "Description of Stock Purchase Contracts and Stock Units", to the extent that they involve matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by such counsel and is correct in all material respects.

                          (xxviii)   To the best of such counsel's knowledge
         and information, there are no contracts, indentures, mortgages, agreements, notes, leases or other instruments required to be described or referred to or incorporated by reference in the Registration Statement or to be filed as exhibits thereto other than those described or referred to or incorporated by reference therein or filed as exhibits thereto; the descriptions thereof or references thereto are true and correct, and no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, agreement, note, lease or other instrument so described, referred to, filed or incorporated by reference.

                            (xxix) No authorization, approval, consent, order, registration or qualification of or with any court or federal or state governmental authority or agency is required for the issuance and sale of the Securities by the Offerors to the Underwriters or the performance by the Trust and the Company of their respective obligations in this Agreement, the Pricing Agreement, the Purchase Contract Agreement, the Pledge Agreement, the Indenture, the Junior Subordinated Debentures, the Preferred Securities Guarantee Agreement, the Preferred Securities Guarantee, the Declaration and the Securities except such as has been obtained and made under the federal securities laws or such as may be required under state or foreign securities or Blue Sky laws.

                             (xxx) The Company and its subsidiaries possess all licenses, franchises, permits, certificates, authorizations, approvals, consents and orders of all governmental authorities or agencies necessary for the ownership or lease of the material properties owned or leased by each of them and for the operation of the business carried on by each of them as described in the Registration Statement and the Prospectus with such exceptions as are not material and do not materially interfere with the conduct of the business of the Company and its subsidiaries, considered as one enterprise; all such licenses, franchises, permits, certificates, authorizations, approvals, consents and orders are in full force and effect and contain no unduly burdensome provisions that would interfere with the conduct of the business of the Company and its subsidiaries, considered as one enterprise and, except as otherwise set forth in the Registration Statement or the Prospectus, there are no legal or governmental proceedings pending or threatened that would result in a material modification, suspension or revocation thereof.

                            (xxxi) None of the Trust or the Company or any of its subsidiaries is an "investment company" or under the "control" of an "investment company" as such terms are defined in the 1940 Act.

                           (xxxii)   The Company is presently exempt from the
         provisions of the Public Utility Holding Company Act of 1935 (except
         Section 9 thereof) which would otherwise require it to register thereunder.

         Moreover, such counsel shall confirm that nothing has come to such counsel's attention that would lead such counsel to believe that the Registration Statement, including any information provided pursuant to Rule 430A or Rule 434 (except for financial statements and the notes thereto, the financial schedules and any other financial data included or incorporated by reference therein, as to which counsel need express no opinion), at the time it became effective or at the Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and the notes thereto, the financial schedules, and any other financial data included or incorporated by reference therein, as to which counsel need express no opinion), at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement became effective, in which case at the time it is first provided to the Underwriters for such use) or at the Closing Time, included (or includes) an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 The foregoing opinions may be limited to the laws of Delaware, Michigan and the federal law of the United States. In giving such opinion, such counsel may rely, as to matters of

Delaware law, upon the opinion of Skadden, Arps, Slate, Meagher & Flom, special Delaware counsel to the Offerors, in which case the opinion shall state that such counsel believes that you and such counsel are entitled to so rely.

                 (2) The favorable opinion, dated as of the Closing Time, of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Offerors, in form and substance satisfactory to counsel for the Underwriters and subject to the qualifications and assumptions stated therein, to the effect that:

                               (i) The Registration Statement, including any Rule 462(b) Registration Statement, is effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated, to the best of such counsel's knowledge, or threatened by the Commission.

                              (ii) The Registration Statement, including any Rule 462(b) Registration Statement and the Prospectus, and each amendment or supplement thereto (other than the financial statements and the notes thereto, the financial schedules and any other financial data included or incorporated by reference therein, or the exhibits to the Registration Statement, including any Form T-1, as to which no opinion need be rendered), as of their respective effective or issue dates, or when amended, as appropriate, complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

                             (iii) The statements in the Prospectus under the captions "MCN Financing III," "Description of the FELINE PRIDES," "Description of the Purchase Contracts," "Certain Provisions of the Purchase Contract Agreement and the Pledge Agreement," "Description of the Trust Preferred Securities," "Description of the Guarantee," "Description of the Junior Subordinated Debentures," "Effect of Obligations Under the Junior Subordinated Debentures and the Guarantee," "The MCN Trusts," "Description of MCN Debt Securities" (except under the second and third paragraphs under the subsection "Book-Entry Debt Securities"), "Particular Terms of the Subordinated Debt Securities," "Description of the MCN Trust Preferred Securities," "Effect of Obligations under the Subordinated Debt Securities and the Guarantee" and "Description of Stock Purchase Contracts and Stock Purchase Units", to the extent that they involve matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by such counsel and is correct in all material respects.

                              (iv)   Assuming that the Purchase Contract
         Agreement, the Purchase Contracts underlying the Securities being delivered at the Closing Time and at any Date of Delivery, and the Pledge Agreement have been duly authorized, executed and delivered by the Company under Michigan law, and subject to the enforceability of the choice of law provisions thereof, each is a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as may be limited by the Bankruptcy Exceptions; provided, however, that based on a review of applicable case law, upon the occurrence of a Termination Event, Section 365(e)(2) of the Bankruptcy Code (11 U.S.C. Section Section 101-1330, as amended) should not substantively limit the provisions of Sections
         3.15 and 5.8 of the Purchase Contract Agreement and Section 4.3 of the Pledge Agreement that require termination of the Purchase Contracts and release of the Collateral Agent's security interest in the Preferred Securities or the Treasury Securities; provided, however, that procedural restrictions respecting relief from the automatic stay under Section 362 of the Code may affect the timing of the exercise of such rights and remedies.

                               (v)   When the Securities are issued in
         accordance with the terms of the Purchase Contract Agreement and delivered against payment therefor, the Securities will entitle the holders thereof to the rights specified in the Purchase Contract Agreement.

                              (vi) For purposes of the opinions expressed therein, such counsel has assumed that (1) the Pledge Agreement has been duly authorized, executed and delivered by the Purchase Contract Agent on behalf of each of the holders of the Securities from time to time, (2) the Purchase Contract Agent is duly incorporated and validly existing under the laws of the state of its incorporation, (3) the Purchase Contract Agent and each of the holders of the Securities has full power, authority and legal right (including, without limitation, any legal right dependent upon there being no necessary governmental approvals or filings and no conflict with laws, governing documents or contracts) to make and perform its obligations under the Pledge Agreement, (4) the Pledge Agreement is the legal, valid, binding and enforceable obligation of the Purchase Contract Agent on behalf of each of the holders of the Securities from time to time, and (5) the Purchase Contract Agent and each holder of Securities has sufficient rights in the Preferred Securities or the Treasury Securities, as the case may be, for the security interest of the Collateral Agent for the benefit of the Company to attach.

                 For purposes of such counsel's opinion: (i) "UCC" means the Uniform Commercial Code as in effect on the date thereof in the State of New York; (ii) "Federal Book-Entry Regulations" means the United States Department of Treasury regulations governing the transfer and pledge of marketable Treasury Securities maintained in the form of entries in the records of the Federal Reserve Banks and set forth in 61 Fed. Reg. 43,626
(1996) (to be codified at 31 C.F.R. Part 357), including the 1994 Official Text of the Uniform Commercial Code, Revised Article 8, Investment Securities (with Conforming and Miscellaneous Amendments to Articles 1, 3, 4, 5, 9 and 10) adopted by the American Law Institute and National Conference of Commissioners On Uniform State Laws and approved by the American Bar Association on February 14, 1995, which is incorporated by reference pursuant to 61 Fed. Reg. 43,626
(1996) (to be codified at 31 C.F.R. Section 357.2; (iii) "Securities Intermediary" means The Chase Manhattan Bank acting solely in its capacity as a "securities intermediary" as defined in the Federal Book-Entry Regulations;
(iv) "Security Entitlements" means "security entitlements" as defined in the Federal Book-Entry Regulations; and (v) "Collateral Account" means account number MB9198919 maintained by the Securities Intermediary in the name "The First National Bank of Chicago as Purchase Contract Agent on behalf of the holders of certain securities of MCN Corporation, subject to the security interest of The Chase Manhattan Bank as Collateral Agent for the benefit of MCN Corporation as pledgee" pursuant to the Pledge Agreement, dated as of March 25, 1997, among the Securities Intermediary, the Purchase Contract Agent and the Company (the "Pledge Agreement") and (vi) "Financial Intermediary" means The Chase Manhattan Bank acting solely in its capacity as a "financial intermediary" as defined in Section 8-313(4) of the UCC.

                 (A) The "transfer" of the Preferred Securities together with the Pledge Agreement will be effective to create in favor of the Collateral Agent for the benefit of the Company a valid and perfected security interest in the Preferred Securities to secure the obligations of the holders under the Purchase Contracts. Transfer of the Preferred Securities will occur upon the latest of (a) the delivery of the Preferred Securities to the Financial Intermediary indorsed to the Financial Intermediary or in blank, (b) the sending of a confirmation by the Financial Intermediary of the purchase by the Collateral Agent for the benefit of the Company of such Preferred Securities and (c) the identification by book-entry of the Preferred Securities to the Collateral Account.

                 (B) Such counsel notes that although the Federal Book-Entry Regulations contain express provisions identifying the law governing perfection and priority of security interests in security entitlements, they do not contain express provisions identifying the law governing validity and attachment of such security interests. Such counsel further notes that the parties have chosen the laws of the State of New York to govern the Pledge Agreement and that the UCC does not contain any provisions with respect to the creation of a security interest in collateral constituting a "security entitlement." The UCC, however, does contain provisions for creation of a security interest in collateral constituting either a "general intangible" or a "security" (each as defined in the UCC). If and to the extent
(i) the Federal Book-entry Regulations do not preempt the choice of New York law with respect to the validity and attachment of the security interest in the Treasury Security Entitlements (as defined herein), (ii) under New York law a security interest in a "security entitlement" with respect to a book-entry security issued by the U.S. Treasury would be created in the same manner as a security interest in a "general intangible" (as defined in the UCC), such counsel is of the opinion that the provisions of the Pledge Agreement are effective to create a valid security interest in favor of the Company, to secure the obligations of the holders of the Growth PRIDES under the Purchase Contracts comprising a part of such Growth PRIDES, in each such holder's rights in all "security entitlements" with respect to book- entry securities issued by the United States Treasury and credited to the Collateral Account (such security entitlements, the "Treasury Security Entitlements"). Alternatively, if and to the extent (i) the Federal Book-Entry Regulations do not preempt the choice of New York law with respect to the validity and attachment of the security interest in the Treasury Security Entitlements, and (ii) under New York law a security interest in a "security entitlement" with respect to a book-entry security issued by the U.S. Treasury would be created in the same manner as a security interest in a "security" (as defined in the UCC), such counsel is of the opinion that the provisions of the Pledge Agreement together with the "transfer" (within the meaning of Section 8-313 of the UCC) of the Treasury Security Entitlements to the Collateral Agent will be effective to create a valid security interest in favor of the Collateral Agent for the benefit of the Company, to secure the obligations of the holders of the Growth PRIDES under the Purchase Contracts, in such holders' rights in all Treasury Security Entitlements. Assuming that the Securities Intermediary satisfies the requirements of Section 8-313(d)(iii) of the UCC (as to which such counsel expresses no opinion), "transfer" of the Treasury Securities Entitlements will occur upon the later to occur of (1) the sending of a confirmation by the Securities Intermediary to the Collateral Agent for the benefit of the Company of the purchase by the Collateral Agent of the Treasury Securities Entitlements and (2) the identification by book-entry by the Securities Intermediary of the Treasury Securities Entitlements as belonging to the Collateral Agent for the benefit of the Company.

                 (C) Upon the execution and delivery of the Pledge Agreement and the establishment of the Collateral Account in accordance with the terms of the Pledge Agreement, the security interest of the Company in the Treasury Securities Entitlements will be perfected under the Federal Book-Entry Regulations.

                             (vii)   Assuming the Preferred Securities
         Guarantee Agreement has been duly authorized, executed and delivered by the Company under Michigan law, it is a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

                            (viii) Assuming the Indenture has been duly authorized, executed and delivered by the Company under Michigan law and, assuming due authorization, execution, and delivery thereof by the Debt Trustee, it is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; and the Indenture, Declaration and Preferred Securities Agreement have been duly qualified under the 1939 Act.

                              (ix) The Securities, the Common Securities, the Junior Subordinated Debentures, each of the Guarantees, the Declaration and each of the Guarantee Agreements conform in all material respects to the description thereof contained in the Prospectus.

                               (x)   No authorization, approval, consent,
         order, registration or qualification of or with any court or federal or New York state governmental authority or agency is required for the entry into the Purchase Contracts underlying the Securities, the issuance and sale of the Securities by the Offerors to the Underwriters, or the issuance and sale of the Shares by the Company pursuant to such Purchase Contracts, or the performance by the Company and the Trust of their respective obligations under this Agreement, the Pricing Agreement, the Purchase Contracts, the Purchase Contract Agreement, the Pledge Agreement, the Indenture, the Junior Subordinated Debentures, the Preferred Securities Guarantee Agreement, the Preferred Securities Guarantee, the Declaration and the Securities, except such as has been obtained and made under the federal securities laws or such as may be required under state or foreign securities or Blue Sky laws.

                              (xi) The issuance and sale of the Securities do not contravene the Commodity Exchange Act or the regulations of the Commodity Futures Trading Commission.

         Moreover, such counsel shall confirm that nothing has come to such counsel's attention that would lead such counsel to believe that the Registration Statement, including any information provided pursuant to Rule 430A or Rule 434 (except for financial statements and the notes thereto, the financial schedules, and any other financial data included or incorporated by reference therein, as to which counsel need express no opinion), at the time it became effective or at the Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and the notes thereto, the financial schedules, and any other financial data included or incorporated by reference therein, as to which counsel need express no opinion), at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement became effective, in which case at the time it is first provided to the Underwriters for such use) or at the Closing Time, included (or includes) an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 (3) The favorable opinion, dated as of the Closing Time, of Skadden, Arps, Slate, Meagher & Flom (Delaware), special Delaware counsel to the Offerors, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                               (i)   The Trust has been duly created and is
         validly existing in good standing as a business trust under the Delaware Act, and has the business trust power and authority to conduct its business as described in the Registration Statement and the Prospectus.

                              (ii) Assuming that the Declaration has been duly authorized, executed and delivered by the Company, and assuming the due authorization, execution and delivery of the Declaration by Wilmington Trust Company and the Regular Trustees, the Declaration constitutes a legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, except that to the extent enforceability thereof may be limited by the Bankruptcy Exceptions.

                             (iii)   Under the Delaware Act and the
         Declaration, the Trust has the power and authority to (i) execute and deliver, and to perform its obligations under, this Agreement and the Pricing Agreement and (ii) issue, and perform its obligations under, the Trust Securities.

                              (iv) The execution and delivery by the Trust of this Agreement and the Pricing Agreement, and the performance by the Trust of its obligations hereunder and under the Pricing Agreement, have been duly authorized by all necessary action on the part of the Trust.

                               (v) The Preferred Securities have been duly authorized by the Declaration and, when executed by the trust and the Institutional Trustee in accordance with the Declaration and delivered against payment therefor in accordance with the terms of this Agreement, will be validly issued and, subject to qualifications hereinafter expressed in subparagraph (vi), fully paid and nonassessable undivided beneficial interests in the assets of the Trust; the holders of the Preferred Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; said counsel may note that the holders of the Preferred Securities may be obligated to make payments as set forth in the Declaration.

                              (vi)   The Common Securities have been duly
         authorized by the Declaration and, when issued, executed and authenticated in accordance with the terms of the Declaration, and delivered and paid for as set forth in the Registration Statement, will be validly issued, undivided beneficial interests in the assets of the Trust.

                             (vii)   Under the Delaware Act and the
         Declaration, the issuance of the Trust Securities is not subject to preemptive or other similar rights.

                            (viii) None of the execution and delivery by the Trust of, or the performance by the Trust of its obligations under, this Agreement, the issuance and sale of the Preferred Securities by the Trust in accordance with the terms of this Agreement and the Pricing Agreement, or the consummation of the other transactions contemplated thereby, will contravene any provisions of applicable Delaware law or administrative regulations or the Certificate of Trust or the Declaration.

                              (ix) This Agreement and the Pricing Agreement have been duly authorized, executed and delivered by the Trust.

                               (x)   No authorization, approval, consent,
         order, registration or qualification of or with any Delaware state governmental authority or agency is required for the entry into the Purchase Contracts underlying the Securities, the issuance and sale of the Securities -by the Offerors to the Underwriters, or the issuance and sale of the Shares by the Company pursuant to such Purchase Contracts, or the performance by the Company and the Trust of their respective obligations under this Agreement, the Pricing Agreement, the

         Purchase Contracts, the Purchase Contract Agreement, the Pledge Agreement, the Indenture, the Junior Subordinated Debentures, the Preferred Securities Guarantee Agreement, the Preferred Securities Guarantee, the Declaration and the Securities, except such as has been obtained and made under the federal securities laws or such as may be required under state or foreign securities or Blue Sky laws.

                 (4) The favorable opinion, dated as of the Closing Time, of Richards, Layton & Finger, counsel to Wilmington Trust Company, as Institutional Trustee under the Declaration, and Guarantee Trustee under the Preferred Securities Guarantee Agreement, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                               (i)   Wilmington Trust Company is a Delaware
         banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware with all necessary power and authority to execute and deliver, and to carry out and perform its obligations under the terms of the Declaration and the Preferred Securities Guarantee Agreement.

                              (ii) The execution, delivery and performance by the Institutional Trustee of the Declaration and the execution, delivery and performance by the Guarantee Trustee of the Preferred Securities Guarantee Agreement have been duly authorized by all necessary corporation action on the part of the Institutional Trustee and the Guarantee Trustee, respectively. The Declaration and the Preferred Securities Guarantee Agreement have been duly executed and delivered by the Institutional Trustee and the Guarantee Trustee, respectively, and constitute the legal, valid and binding obligations of the Institutional Trustee and the Guarantee Trustee, respectively, enforceable against the Institutional Trustee and the Guarantee Trustee, respectively, in accordance with their terms, except to the extent enforcement thereof may be limited by the Bankruptcy Exceptions.

                             (iii) The execution, delivery and performance of the Declaration and the Preferred Securities Guarantee Agreement by the Institutional Trustee and the Guarantee Trustee, respectively, do not conflict with or constitute a breach of the Articles of Organization or Bylaws of the Institutional Trustee and the Guarantee Trustee, respectively.

                              (iv) No consent, approval or authorization of, or registration with or notice to, any Delaware or federal banking authority is required for the execution, delivery or performance by the Institutional Trustee and the Guarantee

         Trustee of the Declaration and the Preferred Securities Guarantee Agreement.

                 (5) The favorable opinion, dated as of the Closing Time, of Ungaretti & Harris, counsel to The First National Bank of Chicago, as Purchase Contract Agent, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                          (i) The First National Bank of Chicago is duly incorporated and is validly existing as a banking corporation with trust powers under the laws of the United States with all necessary power and authority to execute, deliver and perform its obligations under the Purchase Contract Agreement and the Pledge Agreement.

                          (ii) The execution, delivery and performance by the Purchase Contract Agent of the Purchase Contract Agreement and the Pledge Agreement, and the authentication and delivery of the Securities have been duly authorized by all necessary corporate action on the part of the Purchase Contract Agent. The Purchase Contract Agreement and the Pledge Agreement have been duly executed and delivered by the Purchase Contract Agent, and constitute the legal, valid and binding obligations of the Purchase Contract Agent, enforceable against the Purchase Contract Agent in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

                          (iii) the execution, delivery and performance of the Purchase Contract Agreement and the Pledge Agreement by the Purchase Contract Agent does not conflict with or constitute a breach of the charter or by-laws of the Purchase Contract Agent.

                          (iv) No consent, approval or authorization of, or registration with or notice to, any Illinois or federal governmental authority or agency is required for the execution, delivery or performance by the Purchase Contract Agent of the Purchase Contract Agreement and the Pledge Agreement.

                 (6) The opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special tax counsel to the Offerors, generally to the effect that based upon current law and the assumptions stated or referred to therein, under current U.S. federal income tax law: (i) the Trust will be classified as a grantor trust and not as an association taxable as a corporation; (ii) the Junior Subordinated Debentures will be classified as indebtedness of the Company, and
(iii) The discussion set forth in the Prospectus under the headings "Risk Factors - Proposed Tax Legislation" and "Certain Federal Income Tax Consequences" is a fair and accurate summary of the matters addressed therein. The opinion expressed pursuant to clause (iii) may be conditioned on, among other things, the initial and continuing accuracy of the facts, financial and other information, covenants and representations set forth in certificates of officers of the Company and the Trust and other documents deemed necessary for such opinion.

                 (7) The favorable opinion, dated as of then Closing Time, of LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel for the Underwriters, in form and substance satisfactory to the Underwriters, with respect to the incorporation and legal existence of the Company, the issuance and sale of the Securities, the Purchase Contract Agreement, the Pledge Agreement, the Indenture, the Preferred Securities Guarantee Agreement, this Agreement, the Pricing Agreement, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In giving its opinion, LeBoeuf, Lamb, Greene & MacRae, L.L.P. may rely as to certain matters of Michigan and Delaware law upon the opinions of Daniel L. Schiffer, Esq. and Skadden, Arps, Slate, Meagher & Flom LLP, special Delaware counsel for the Offerors, which shall be delivered in accordance with Section 5(b)(1) and 5(b)(3) hereof.

                 (8)  The favorable opinions, dated as of the Closing Time, of
(i) LeBoeuf, Lamb, Greene & MacRae, L.L.P., special Connecticut and Pennsylvania counsel for the Underwriters, and (ii) Dickinson, Wright, Moon, Van Dusen & Freeman, special Michigan counsel for the Underwriters, in form and substance satisfactory to the Underwriters, with respect to the applicability of the "bucket shop" laws of such states.

         (c) Between the date of this Agreement and prior to the Closing Time, no material adverse change shall have occurred in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Trust or the Company and its subsidiaries, considered as one enterprise, whether or not in the ordinary course of business.

         (d) At the Closing Time, the Representatives shall have received a certificate of the President or a Vice-President of the Company and of the Chief Financial Officer or Chief Accounting Officer of the Company and a certificate of a Regular Trustee of the Trust, and dated as of the Closing Time, to the effect that (i) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Trust or the Company and its subsidiaries considered as one enterprise, whether or not in the ordinary course of business, (ii) the representations and warranties in Section 1 hereof are true and correct as though expressly made at and as of the Closing Time, (iii) the Company and the Trust have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

         (e) At the time of the execution of this Agreement, the Representatives shall have received from Deloitte & Touche LLP a letter dated such date in form and substance satisfactory to the Representatives, to the effect set forth below and as to such other matters as the Representatives may reasonably request, that:

                 (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations;

                 (ii) In their opinion, the consolidated financial statements and any financial statement schedules audited by them and included or incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations;

                 (iii) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, including a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented for the periods specified in such letter, a reading of the latest available unaudited interim consolidated financial statements of the Company and its subsidiaries, a reading of the minutes of the Company and its subsidiaries since the audited consolidated financial statements set forth in the Company's Annual Report on Form 10-K for the most recent year, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                          (A)     the unaudited condensed consolidated
                 financial statements set forth in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934

                 Act Regulations as they apply to Form 10-Q or any material modifications should be made for them to be in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements set forth in the Company's Annual Report on Form 10-K for the most recent year ended incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented;

                          (B) any other unaudited income statement data and balance sheet items included in the Prospectus as amended or supplemented do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived;

                          (C) any unaudited pro forma consolidated condensed financial statements or any unaudited pro forma consolidating financial statements included or incorporated by reference in the Prospectus as amended or supplemented do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                          (D) as of a specified date not more than five days prior to the date of delivery of such letter, there has been any decrease or increase in the common stock (except for any increases in connection with any employee benefit, dividend reinvestment or stock purchase plan of the Company) or any increase or decrease in redeemable cumulative preferred securities or long-term debt including capital lease obligations and current maturities (except for sinking fund and installment requirements under their long-term debt agreements, terms of the preferred securities of subsidiaries and purchases in the open market in anticipation thereof) or any increase in short-term debt, or any decrease in consolidated common shareholders' equity of the Company and its consolidated subsidiaries (other than periodic dividends declared to shareholders and any decreases pursuant to the terms of the preferred redeemable increased dividend equity securities of the Company), in each case as compared with the corresponding amounts shown in the latest consolidated statement of financial position of the Company and its subsidiaries incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented, except in each case for increases or decreases which the Prospectus as amended or supplemented, including financial information incorporated by reference, discloses have occurred or may occur or which are described in such letter; and

                          (E) for the period from the date of the latest consolidated financial statements included or incorporated by reference in the Prospectus as amended or supplemented to the end of the latest period for which unaudited condensed consolidated financial statements or financial information are available there were any decreases in consolidated operating revenues, operating income, net income or earnings available for Common Stock of the Company and its consolidated subsidiaries, or any increases in any items specified by the Representatives, in each case as compared with the corresponding period in the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus as amended or supplemented, including financial information incorporated by reference, discloses have occurred or may occur or which are described in such letter; and

                          (F)     the unaudited condensed consolidated
                 financial statements referred to in Clause (E) are not stated on a basis substantially consistent with the audited consolidated financial statements incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented.

                 (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus as amended or supplemented and included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

                 (v) In addition to the limited procedures, reading of minutes, inquiries and other procedures referred to in clause (iii) and (iv) above, they have carried out certain other specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus as amended or supplemented and the

         Registration Statement, in the Company's Annual Report on Form 10-K for the latest year ended and in the Company's Quarterly Reports on Form 10-Q since the latest Annual Report on Form 10-K and which are specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement; and

                 (vi) If applicable and agreed to by the parties, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the selected financial data, pro forma financial information, prospective financial statements, consolidating financial statements and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Representatives.

         (f) At the Closing Time, the Representatives shall have received from Deloitte & Touche LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than five days prior to the Closing Time.

         (g) At the Closing Time, and at each Date of Delivery, if any, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Offerors in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

         (h) At the Closing Time, the Securities shall be rated in one of the four highest rating categories for preferred stock ("Investment Grade") by any nationally recognized statistical rating agency, and the Offerors shall have delivered to the Representatives a letter, dated the Closing Time, from such nationally recognized statistical rating agency, or other evidence satisfactory to the Representatives, confirming that the Securities have Investment Grade ratings; and there shall not have occurred any decrease in the ratings of any of the securities of the Company or of the Securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the 1933 Act Regulations) and such organization shall not have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the debt securities of the Company or of the Securities.

         (i) At the Closing Time, the Income PRIDES and the Shares shall have been approved for listing on the New York Stock Exchange upon notice of issuance.

         (j) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

         (k) In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Offerors contained herein and the statements in any certificates furnished by the Offerors hereunder shall be true and correct as of, and as if made on, each Date of Delivery, and at the relevant Date of Delivery, the Underwriters shall have received:

                 (1) A certificate, dated such Date of Delivery, of the President or a Vice-President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company and a certificate of a Regular Trustee of the Trust confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof is true and correct as of, and as if made on, such Date of Delivery.

                 (2) The favorable opinion of Daniel L. Schiffer, Esq., Senior Vice President, General Counsel and Secretary for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(b)(1) hereof.

                 (3) The favorable opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel and special tax counsel for the Offerors, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Sections 5(b)(2) and 5(b)(6) hereof.

                 (4) The favorable opinion of Skadden, Arps, Slate, Meagher & Flom, special Delaware counsel for the Offerors, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(b)(3) hereof.

                 (5) The favorable opinion of Richards, Layton & Finger, counsel to Wilmington Trust Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(b)(4) hereof.

                 (6) The favorable opinion of Ungaretti & Harris, counsel to The First National Bank of Chicago, as Purchase Contract Agent, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(b)(5) hereof.

                 (7) The favorable opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(b)(7) hereof.

                 (8) A letter from Deloitte & Touche LLP in form and substance satisfactory to the Underwriters and dated such Date of Delivery, substantially the same in form and substance as the letter furnished to the Underwriters pursuant to Section 5(d) hereof, except that the "specified date" in the letter furnished pursuant to this Section 5(i)(e) shall be a date not more than five days prior to such Date of Delivery.

         If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4.

         SECTION 6.  Indemnification.

         (a) The Offerors agree to jointly and severally indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act as follows:

                               (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be part thereof, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                              (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided, that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Offerors; and

                             (iii)         against any and all expense
         whatsoever, as incurred (including, the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or
         (ii) above;

provided, however, that the foregoing indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Offerors by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto). The foregoing indemnity with respect to any untrue statement contained in or omission from a preliminary prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, liability, claim, damage or expense purchased any of the Securities that are the subject thereof if such person was not sent or given a copy of the Prospectus (or the Prospectus as amended or supplemented) (in each case exclusive of the documents from which information is incorporated by reference) at or prior to the written confirmation of the sale of such Securities to such person and the untrue statement contained in or omission from such preliminary prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented).

         (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, the Trust and each of its

Trustees who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Offerors by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

         (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Offerors. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

         SECTION 7.  Contribution. If the indemnification provided for in
Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Offerors on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by Offerors on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Securities (before deducting expenses) received by the Offerors and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet bear to the aggregate initial public offering price of such Securities as set forth on such cover.

         The relative fault of the Offerors, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Offerors or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Offerors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company and each Trustee of the Trust who signed the Registration Statement, and each person, if any, who controls the Company and the Trust within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Offerors. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number or aggregate principal amount, as the case may be, of Preferred Securities set forth opposite their respective names in Schedule A to this Agreement, and not joint.

         SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement and the Pricing Agreement, or contained in certificates of officers of the Company or trustees of the Trust submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of and payment for the Securities to the Underwriters.

         SECTION 9.  Termination of Agreement.

         (a) The Representatives may terminate this Agreement, by notice to the Company at any time at or prior to the Closing Time, if (i) there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change or any development which could reasonably be expected to result in a prospective material adverse change, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or escalation of hostilities or other calamity or crisis, or any change or development involving a prospective change in national or international political, financial or economic conditions the effect of which is such as to make it, in the judgment of the Underwriters, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in the Common Stock or any other security of the Company has been suspended or limited by the Commission, NASD or the New York Stock Exchange, or if trading generally on either the American Stock Exchange, the New York Stock Exchange or in the over-the-counter market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by such system or by order of the Commission, NASD or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal, New York or Michigan authorities.

         (b) If this Agreement and the Pricing Agreement are terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4, and provided, further, that Sections 1, 6 and 7 shall survive such termination and remain in full force and effect.

         SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time, as the case may be, to purchase the Initial Securities which it or they are obligated to purchase under this Agreement and the Pricing Agreement (the "Defaulted Securities"), Merrill Lynch shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, Merrill

Lynch shall not have completed such arrangements within such 24-hour period, then:

                 (a) if the number or aggregate principal amount, as the case may be, of Defaulted Securities does not exceed 10% of the total number or aggregate principal amount, as the case may be, of Initial Securities, the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                 (b) if the number or aggregate principal amount, as the case may be, of Defaulted Securities exceeds 10% of the total number or aggregate principal amount, as the case may be, of the Initial Securities to be purchased on such date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

                 No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

                 In the event of any such default which does not result in a termination of this Agreement, either the Merrill Lynch or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

         SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to c/o Merrill Lynch at Merrill Lynch World Headquarters, World Financial Center, North Tower, New York, New York 10281, Attention of Anthony V. Leness, Managing Director, with a copy to LeBoeuf, Lamb, Greene & MacRae, L.L.P., 125 West 55th Street, New York, New York 10019-5389, Attention: William S. Lamb, Esq.; notices to the Company shall be directed to it at MCN Energy Group Inc., 500 Griswold Street, Detroit, Michigan 48226, Attention of Daniel L. Schiffer, Senior Vice President, General Counsel and Secretary.

         SECTION 12. Parties. This Agreement and the Pricing Agreement shall each inure to the benefit of and be binding upon the Offerors and the Underwriters and their respective successors. Nothing expressed or mentioned in this Agreement or the Pricing Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Offerors and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the Pricing Agreement or any provision herein or therein contained. This Agreement and the Pricing Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors and legal representatives, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         SECTION 13. GOVERNING LAW AND TIME. THIS AGREEMENT AND THE PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME UNLESS OTHERWISE INDICATED.

         SECTION 14. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

                 If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, shall become a binding agreement among the Company, the Trust and the several Underwriters in accordance with its terms.


                                        Very truly yours,

                                        MCN CORPORATION


                                        By: /s/ Sebastian Coppola
                                           -----------------------------------
                                           Name: Sebastian Coppola
                                           Title: Senior Vice President
                                                   and Treasurer

                                        MCN FINANCING III


                                        By: /s/ Sebastian Coppola
                                           -----------------------------------
                                           Title: Regular Trustee


                                        By: /s/ Daniel L. Schiffer
                                           -----------------------------------
                                           Title: Regular Trustee



CONFIRMED AND ACCEPTED,
  as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
             INCORPORATED
DONALDSON, LUFKIN & JENRETTE
      SECURITIES CORPORATION
SALOMON BROTHERS INC
SMITH BARNEY INC.
LADENBURG THALMANN & CO. INC.

By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
                INCORPORATED


By:   /s/ Anthony V. Leness
    ---------------------------------------
 Authorized Signatory: Anthony V. Leness
                       Managing Director
                       Investment Banking Group

For themselves and as the Representatives of the several Underwriters named in Schedule A hereto.

                                   SCHEDULE A





                             Name of Underwriter                                     Number of Shares
                             -------------------                                     ----------------
 Merrill Lynch, Pierce, Fenner & Smith
             Incorporated  . . . . . . . . . . . . . . . . . . . . . . . .                325,000

 Donaldson, Lufkin & Jenrette
       Securities Corporation  . . . . . . . . . . . . . . . . . . . . . .                325,000

 Salomon Brothers Inc  . . . . . . . . . . . . . . . . . . . . . . . . . .                325,000

 Smith Barney Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                325,000

 Ladenburg Thalmann & Co. Inc.   . . . . . . . . . . . . . . . . . . . . .                325,000

 Dean Witter Reynolds Inc. . . . . . . . . . . . . . . . . . . . . . . . .                150,000

 A.G. Edwards & Sons, Inc. . . . . . . . . . . . . . . . . . . . . . . . .                150,000

 PaineWebber Incorporated  . . . . . . . . . . . . . . . . . . . . . . . .                150,000

 Robert W. Baird & Co. Incorporated  . . . . . . . . . . . . . . . . . . .                 75,000
 First of Michigan Corporation . . . . . . . . . . . . . . . . . . . . . .                 75,000

 Roney & Co., LLC  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 75,000
                                                                                        ---------
           Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                                        2,300,000
                                                                                        =========

                                                                       EXHIBIT A


                                MCN CORPORATION
                            (A MICHIGAN CORPORATION)

                               MCN FINANCING III
                          (A DELAWARE BUSINESS TRUST)

                          2,300,000 FELINE PRIDES(SM)

                      (STATED AMOUNT OF $50 PER SECURITY)

                               EACH CONSISTING OF

                     A PURCHASE CONTRACT OF MCN CORPORATION
              REQUIRING THE PURCHASE ON MAY 16, 2000 (OR EARLIER)
            OF A NUMBER OF SHARES OF COMMON STOCK OF MCN CORPORATION
                          EQUAL TO THE SETTLEMENT RATE

                                      AND

                 A 7 1/4% TRUST ORIGINATED PREFERRED SECURITIES
                              OF MCN FINANCING III


                               PRICING AGREEMENT


                                                                  March 19, 1997


MERRILL LYNCH, PIERCE, FENNER & SMITH
         INCORPORATED, as representatives of the
         several Underwriters named in the within-mentioned Underwriting Agreement
Merrill Lynch World Headquarters
World Financial Center
North Tower
New York, New York 10281

Ladies and Gentlemen:

                 Reference is made to the Underwriting Agreement, dated March 19, 1997 (the "Underwriting Agreement"), relating to the purchase by the several Underwriters named in Schedule A thereto for whom Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, Salomon Brothers Inc, Smith Barney Inc. and Ladenburg Thalmann & Co. Inc. are acting as representatives (the "Representatives"), of the above FELINE PRIDES (the "Securities") of MCN Corporation, doing business as MCN Energy Group Inc. (the "Company"), and MCN Financing III (the "Trust").

                 Pursuant to Section 2 of the Underwriting Agreement, the Company and the Trust agree with each Underwriter as follows:




-------------------------
          (SM)"FELINE PRIDES" is a service mark of Merrill Lynch & Co. Inc.

                 1. The initial public offering price per security for the Securities, determined as provided in said Section 2, shall be $50.00.

                 2. The purchase price per security for the Securities to be paid by the several Underwriters shall be $48.50, being an amount equal to the initial public offering price set forth above less $1.50 per security.

                 If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company and the Trust in accordance with its terms.

                                        Very truly yours,


                                        MCN CORPORATION



                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        MCN FINANCING III


                                        By:
                                           -----------------------------------
                                           Title: Regular Trustee



                                        By:
                                           -----------------------------------
                                           Title: Regular Trustee


CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
           INCORPORATED
DONALDSON, LUFKIN & JENRETTE
     SECURITIES CORPORATION
SALOMON BROTHERS INC
SMITH BARNEY INC.
LADENBURG THALMANN & CO. INC.

By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
               INCORPORATED


By:
    --------------------------------------
Authorized Signatory:

For themselves and as the Representatives of the several Underwriters named in the Purchase Agreement.





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